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                                                                    EXHIBIT 10.2

                                [STARBUCKS LOGO]


                              STARBUCKS CORPORATION
                          STOCK OPTION GRANT AGREEMENT

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                              PERSONAL INFORMATION

    Partner Name:
    Partner Number:
    Date of Hire/Rehire:
    Eligible Fiscal Year 200_ Base Earnings:
    Grant Value as of _________, 200_:      (based on a grant percentage of __%)
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                                GRANT INFORMATION

Congratulations! In consideration of your contributions as a partner, you have been granted by Starbucks Corporation ("Starbucks" or the "Company") options to purchase shares of Starbucks Common Stock under the 2005 Company-Wide Sub-Plan to the Starbucks 2005 Long-Term Equity Incentive Plan (the "Plan"). The general terms of your grant are as follows:

    Date of Grant:
    Exercise Price Per Share:
    Total Number of Options Granted:
    Vesting:                                    4 years (25% per year)
    Vesting Dates:

Your options are governed by and subject to all of the terms and conditions of the Plan. The summary information included herein is qualified in its entirety by the terms and conditions of the Plan. Terms used in this notice without definition shall have the meanings ascribed to them in the Plan. Exercise of any portion of the stock options granted hereby constitutes acceptance of all the terms and conditions of this Stock Option Grant Agreement and the Plan.

Your options will become exercisable in __ annual installments that are as equal in number as possible, beginning on ___________, 200_. Your options may be exercised and shares of Starbucks Common Stock purchased on the day your options become exercisable or on any subsequent date prior to the termination of the option grant.

This option grant is not an employment contract and while the benefits, if any, of these options are incident to your employment with Starbucks, the terms and conditions of your employment and compensation are otherwise wholly independent of the Plan and this grant.

                                               STARBUCKS CORPORATION




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                                               Howard Schultz, chairman